                                                             Exhibit 10.36


                                 BOISE, IDAHO
               OPTION AGREEMENT AND RIGHT OF FIRST OFFER/REFUSAL
               -------------------------------------------------


     THIS AGREEMENT made this       day of June, 1996, by and between BROADWAY
MORRISON LIMITED PARTNERSHIP, a Texas limited partnership ("Seller"), and AMERICAN GENERAL HOSPITALITY OPERATING PARTNERSHIP, L.P., a Delaware limited partnership ("Buyer").

                             W I T N E S S E T H :
                             - - - - - - - - - -

     WHEREAS, Seller owns the percentage interest set forth opposite its name on
Schedule 1 in Broadmorr Joint Venture, a joint venture in the form of an Idaho general partnership ("Broadmorr") which owns the leasehold interest in the parcel or parcels of land set forth on Exhibit "A-1" (the "Partnership Interest");

     WHEREAS, the beneficial owner of a majority of the limited partnership interests of Buyer will be American General Hospitality Corporation (the "REIT"), a corporation organized under the laws of the State of Maryland which intends to be qualified as a real estate investment trust under the Internal Revenue Code and an affiliate of the REIT will be the sole general partner of Buyer;

     WHEREAS, Broadmorr is currently developing a 167 room hotel in Boise, Idaho (the "Hotel"); and

     WHEREAS, Seller desires to grant and Buyer desires to accept certain options and rights of first offer and refusal regarding the Partnership Interest on the terms set forth in this Agreement.

     NOW, THEREFORE, in consideration of the payment of One Dollar ($1.00) to each other, and of the mutual promises contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer covenant and agree, intending to be legally bound, as follows:

     I.  Purchase Option.
         ---------------

     Seller hereby grants to Buyer the option to purchase the Partnership Interest of Seller set forth on Schedule 1 opposite Seller's name (the "Purchase Option"), for the price and otherwise on the terms and conditions set forth in Exhibit "A". The Purchase Option may be exercised only by written notice of
- -----------
exercise (an "Exercise Notice") sent to Seller not later than two (2) years from the date (the "Trigger Date") Seller notifies Buyer that the Hotel has opened for business (the "Option Term"). If Buyer shall timely exercise such option, then the Exercise Notice shall constitute an agreement of sale for the Partnership Interest on the terms and conditions of Exhibit "A" hereto, except
                                                    -----------
to the extent such terms and conditions are altered by a subsequent written agreement of the parties.

     II.  Right of First Offer/Refusal for Partnership Interest.
          -----------------------------------------------------

     (a) If during the Option Term (i) Seller desires to Transfer (as hereinafter defined) its Partnership Interest or (ii) Seller receives a bona
                                                                        ----
fide offer to Transfer such Partnership Interest, then prior to offering such
- ----
Offered Property (as hereinafter defined) for Transfer, or accepting an offer for such Offered Property for Transfer, Seller shall give Buyer notice (the "Offer Notice") specifying the purchase price and the other material terms and conditions pursuant to which Seller is willing to Transfer the Offered Property. As used herein, a "Transfer" is to sell, convey, assign, exchange or otherwise transfer to an unrelated third-party all or any part of such Partnership Interest or interest therein (such Partnership Interest or interest therein intended to be transferred is herein called an "Offered Property").

     (b) Upon the giving of the Offer Notice, Buyer shall have the right (the "Right of First Offer"), exercisable by notice (the "Acceptance Notice") delivered to Seller no later than thirty (30) days after the giving of the Offer Notice and after Seller's delivery to Buyer of copies of all of the Development Related Agreements, License Agreement, Leases and Service Agreements ( all the foregoing agreements, as defined in Exhibit "A") pertaining to the Offered Property and other requested materials (including a true and correct copy of the joint venture and partnership agreements and tax returns for the three year period prior to the Offer Notice for Seller and for Broadmorr, or for such shorter period for which tax returns have actually been filed), to acquire the Offered Property in accordance with the terms and conditions of the Offer Notice.

     (c) If Buyer delivers an Acceptance Notice within the prescribed time period, then the Acceptance Notice, together with the Offer Notice, shall be deemed to be an agreement of sale and purchase, on the terms and conditions of the Offer Notice and of Exhibit "A" hereto (to the extent not in conflict with the terms of the Offer Notice), except to the extent such terms and conditions are altered by a subsequent written agreement of the parties.

     (d) If Buyer does not deliver to Seller either (i) an Acceptance Notice with respect to the Offered Property or (ii) an Exercise Notice pursuant to Paragraph I hereof with respect to the entire Partnership Interest, in either case within the prescribed thirty (30) day period described above, Seller shall be entitled to Transfer the Offered Property to an unrelated third party free of any rights of Buyer under this Agreement on terms no less favorable to Seller than those specified in the Offer Notice, and upon such Transfer, Buyer's rights under this Agreement with respect to the Offered Property shall automatically terminate. If Seller does not enter into a binding agreement to consummate such Transfer (which agreement will be deemed binding notwithstanding customary conditions to the obligations of parties thereunder) within six (6) months after the expiration of the time for Buyer to give an Acceptance Notice or if Seller does not complete such Transfer within three (3) months after the expiration of the time for consummating the offer set forth in the Offer Notice (or, if no such time is specified in the Offer Notice then within nine (9) months after the expiration of the time for Buyer to give an Acceptance Notice), then Buyer's rights hereunder with respect to such Offered Property shall be deemed reinstated.

     (e) The term "Transfer" as used in this Agreement shall not include the grant of a mortgage or deed of trust or the creation of any security interest to secure a bona fide loan, dedication to a governmental body or public utility or
         ---- ----
any execution upon any mortgage, deed of trust, pledge agreement or security interest, nor shall "Transfer" include any transfer by Seller to a party other than an unrelated third party, provided, however, that any such transfer to a party other than an unrelated third party shall be under and subject to the rights of Buyer hereunder and the transferee shall assume and promise to observe and perform the covenants and obligations of its transferror hereunder.

     III.  Access to Properties and Documents.
           ----------------------------------

     Seller shall from time to time, upon the request of Buyer, furnish to Buyer, at Buyer's expense, copies of all Development Related Agreements, Leases, Service Agreements and such other documents, instruments and records in Seller's possession as Buyer may reasonably request, and Seller shall afford Buyer access to the Hotel and to Seller's books and records pertaining thereto, for purposes of inspecting same and causing surveys and audits to be performed, all at Buyer's expense. Except for permitting access to the foregoing by its trustees, employees, partners, attorneys, accountants and advisors, Buyer will use reasonable efforts to preserve the confidentiality of any of the foregoing which have not been made public by Seller.

     IV.   Merger into Agreement of Sale.
           -----------------------------

     If Buyer gives an Exercise Notice or an Acceptance Notice then Buyer's rights under this Agreement with respect to the Partnership Interest which are the subject of the agreement of sale resulting from such Exercise Notice or Acceptance Notice shall be deemed merged into such Agreement of Sale and shall be extinguished.

     V.    Continuing Rights.
           -----------------

     The exercise or the non-exercise by Buyer of the Right of First Offer/Refusal to acquire less than all of the Partnership Interest pursuant to the terms of this Agreement shall not affect Buyer's continuing rights under this Agreement as to that portion of the Partnership Interest which was not the subject matter of a prior Offer Notice.

     VI.   Notices.
           -------

     (a) Each notice to be given pursuant to this Agreement shall be in writing and shall be deemed to have been properly given or served by deposit of such with the United States Postal Service certified mail, return receipt requested, postage prepaid or with a nationally recognized overnight courier for next business day delivery and addressed as hereinafter provided .
     (b) Any such notice shall be effective upon the earlier of (i) actual receipt or refusal to accept delivery by addressee or (ii) two business days after deposit thereof at any main or branch of the United States Postal Service or (iii) the first business day after deposit with nationally recognized overnight courier. Rejection or other refusal to accept or the inability to deliver because of a changed address or status of which no written notice was given shall be deemed to be receipt of the particular notice sent. By giving to the other party entitled to notice hereunder a notice pursuant to the provisions of this Section, the party entitled to notice shall have the right from time to time during the term of this Agreement to change the address(es) thereof and to specify as the address(es) thereof any other address(es) within the United States of America.

The address for Seller for all purposes under this Agreement shall be the following:

           Broadway Morrison Limited Partnership
           c/o American General Hospitality, Inc.
           3860 W. Northwest Highway, Suite 300
           Dallas, Texas  75220
           Attention:  Bruce G. Wiles

     with a copy to:

           Battle Fowler, L.L.P.
           75 East 55th Street
           New York, New York 10022
           Attention:  Peter M. Fass, Esq.

The address for Buyer for all purposes under this Agreement shall be the following:


           American General Hospitality Operating Partnership, L.P. c/o American General Hospitality, Inc.
           3860 W. Northwest Highway, Suite 300
           Dallas, Texas  75220
           Attention:  Bruce G. Wiles

     with a copy to:

           Battle Fowler, L.L.P.
           75 East 55th Street
           New York, New York 10022
           Attention:  Peter M. Fass, Esq.


     VII.  Subordination.
           -------------

     This Agreement is and shall be subject and subordinate at all times to the lien of any mortgage, deed of trust and/or other encumbrance affecting the Partnership Interests, or any part thereof permitted under Paragraph II(e) (such liens and matters of record are collectively referred to as a "Prior Interest"),
                                                               --------------
all automatically and without the necessity of any further action on the part of Buyer to effectuate such subordination. Buyer shall, at Seller's request, execute, acknowledge and deliver such further instruments evidencing such subordination as shall be desired by Seller or the holder of a Prior Interest.

     VIII.  Term.  This Agreement shall expire on the earlier to occur of (i)
            ----
ten (10) years from the date hereof, or (ii) the expiration of the Option Term, each subject to the applicable extension if, during the Option Term, Buyer either delivers to Seller an Exercise Notice, or receives from Seller an Offer Notice with respect to the entire Partnership Interest, followed in the case of an Offer Notice by an Acceptance Notice within the applicable thirty (30) day period, whereupon the resulting agreement of sale shall expire upon closing of the transaction pursuant thereto (subject to the survival of any provisions which are stated to survive each Closing).

     IX.  Consequences of a Sale of the Hotel.   Not less than forty-five (45)
          -----------------------------------
days prior to any Transfer by Broadmorr of its real estate and personal property comprising the Hotel to a third party unrelated to Seller (whether or not such Transfer may be to a party related to one or more other partners in Broadmorr), Seller shall give notice to Buyer ("Pending Sale Notice") of the proposed Transfer and all material terms and conditions of the proposed Transfer, and, unless Buyer shall issue an Exercise Notice within thirty (30) days following receipt by Buyer of the Pending Sale Notice, the proceeds of such Transfer distributable to Seller will be retained by it; provided, however, that if such Transfer is of less than all or substantially all of the Hotel, then the options and rights of Buyer hereunder shall remain in effect; and provided further that if Seller shall fail to give a Pending Sale Notice required hereunder, then Seller shall be obligated to pay to Buyer, contemporaneous with its receipt of its pro rata share of the net sales proceeds of such sale (as determined under the terms of the joint venture agreement of Broadmorr), the amount by which the pro rata share of the net sales proceeds exceeds the amount which would have been the Purchase Price if the Option had been exercised and Closing had occurred.

     X.  Successors and Assigns.
         ----------------------

     (a) The terms and provisions of this Agreement shall be binding upon Seller, and its successors and assigns, and shall inure to the benefit of Buyer and its successors.

     (b) Buyer shall have no right to assign or pledge its rights under this Agreement, but Buyer may direct that the conveyance of the Hotel at Closing be made to an affiliate of Buyer.


     XI.  Miscellaneous.
          -------------

     (a) This Agreement and the obligations of the parties shall be interpreted, construed and enforced in accordance with the internal law of Idaho, without regard to the conflicts of law principles thereof.

     (b) If any provision of this Agreement shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provisions to any other circumstance shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

     (c) This Agreement constitutes the entire Agreement of Seller and Buyer with respect to the subject matter hereof. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

     (d) All personal pronouns used in this Agreement, with the use in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural; and the plural shall include the singular. Titles of Paragraphs in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement.

     (e) This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall comprise but a single instrument.

     (f) All exhibits and schedules attached to this Agreement are incorporated by reference into and made a part of this Agreement.

     XII.  Consent of Other Partners of Broadmorr.
           --------------------------------------

     Buyer hereby acknowledges that the exercise by Buyer of its rights hereunder may require approval of one or more partners of Broadmorr other than Seller and by one or more of the partners constituting Seller (the "Broadway Morrison Partners"). Seller will not seek such approval until receipt of an Exercise Notice or an Acceptance Notice, as applicable, but thereafter Seller promises to use commercially reasonable efforts to obtain such approvals, but Seller shall not be required to pay money or other consideration to obtain such approvals except that Seller will pay normal fees and expenses of counsel and such normal overhead costs as may be necessary. The obligations of Seller and Buyer to consummate Closing shall be conditioned upon the grant of such approvals of other partners of Broadmorr and the Broadway Morrison Partners as may be necessary under the agreements governing Broadmorr and Seller, respectively.

     IN WITNESS WHEREOF, intending to be legally bound, the parties have caused this Agreement to be executed on the day and year first above written.


                        BUYER:

                        AMERICAN GENERAL HOSPITALITY OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, by its general partner

                            By:  AGH GP, Inc., a Nevada Corporation


                            By:
                                 ___________________________________
                                 Name:
                                 Title:


                        SELLER:


                        BROADWAY MORRISON LIMITED PARTNERSHIP, a Texas limited partnership, by its sole general partner and Managing Partner

                            By:  Virtual Hospitality, Inc., a Texas Corporation


                            By:
                                 ___________________________________
                                 Name:
                                 Title:

                                   EXHIBIT A

                          OPTION TERMS AND CONDITIONS
                          ---------------------------



   XIII.  Sale of Partnership Interest.
          ----------------------------

          Seller shall sell, transfer and assign to Buyer and Buyer shall purchase from Seller, upon the terms and conditions hereinafter set forth all of Seller's right and interest in and to the Partnership Interest, including, without limitation, all right, title and interest of Seller in and to (i) all distributions by Broadmorr from and after the Closing Date (defined below) of cash or other assets from operations, capital transactions, sales, refinancings, liquidation or any other source, which interest in such distributions shall not be subordinate to any superior right to distributions or payments of any type to any partners of Seller or affiliates of Seller or partners of Seller, including return of capital, and (ii) all profits and losses incurred by Broadmorr from and after the Closing Date; and, (iii) all capital of Broadmorr. At Closing, Seller shall deliver to Buyer duly executed originals of such amendments (the "Joint Venture Amendments") to the joint venture agreement of Broadmorr as are necessary to substitute Buyer or its designee as a joint venture partner of Broadmorr in place and instead of Seller. Buyer will, at Closing, assume the obligations of Seller as a venturer in Broadmorr pursuant to the joint venture agreement and Joint Venture Amendments disclosed to Buyer from and after the Closing Date, and Buyer will agree to defend, indemnify and hold harmless Seller from and against any and every manner of loss, cost, damage or expense arising by reason of any failure of Buyer to observe or perform any covenant or obligation assumed by Buyer at Closing.

    XIV.  Purchase Price.
          --------------

          (a) The purchase price (the "Purchase Price") to be paid by Buyer to Seller for the Partnership Interest shall be Seller's Share (hereafter defined) of the Agreed Value. The Agreed Value shall be determined as follows:

     (i) If the Exercise Notice is delivered prior to or on the first anniversary of the Trigger Date, the Agreed Value shall be the Cost of Developing the Hotel multiplied by 110%. For purposes of this Paragraph 2 the "Cost of Developing the Hotel" shall mean the total cost of constructing, furnishing and developing the hotel incurred prior to the date the Hotel is issued a certificate of occupancy, or a temporary certificate of occupancy. Seller shall certify to Buyer as to the cost of Developing the Hotel in a writing (the "Cost Certificate") delivered to Buyer within thirty (30) days of the Trigger Date. If Buyer objects to such amount within ten (10) days of Seller's receipt of the Cost Certificate and the parties are unable to resolve such dispute within five (5) days thereafter, either party may elect to submit the dispute to JAMS/Endispute, Inc. for resolution.

    (ii) If the Exercise Notice is delivered after the first anniversary of the Trigger Date and prior to the expiration of the Option Term, the Agreed Value shall be the amount determined in the prior subparagraph, increased by a percentage equal to the percentage increase in the U.S. Department of Labor, Bureau of Labor Statistics, "United States City Average for All Items Portion of the Consumer Price Index New Series for Urban Consumers" (1982-84=100) ("CPI-U") measured for the twelve
          (12) month period from the CPI-U published nearest to the Trigger Date to the CPI-U on the next succeeding anniversary thereof. If during the Option Term, the U.S. Department of Labor, Bureau of Labor Statistics, ceases to publish a CPI-U, such other index or standard as will most nearly accomplish the aim and purpose of said CPI-U and the use thereof of the parties thereto, shall be selected by Seller in its sole discretion in determining the amount of any such adjustment.

          (b) The Purchase Price, less Seller's Share of the outstanding principal balance of any existing mortgage, shall be paid by Buyer to Seller at Closing by either of the following methods designated by Seller:

              (i) The delivery to Seller of a bank treasurer's check of a member bank of The New York Clearing House, payable to the order of Seller or, at Seller's option, the Escrow Agent, by check or by wire or debit and credit transfer of immediately available same day United States Federal Funds to one or more accounts to be designated by Seller, or

             (ii) Subject to any securities laws limitations, by the issuance of limited partnership interests in Buyer (the "Operating Partnership Interests"), which shall be exchangeable for common shares of beneficial interest ("Shares") of the REIT, subject to the restrictions and on the basis to be established in the limited partnership agreement of Buyer. The Operating Partnership Interests will be divided into units ("OP Units") in the manner determined by the general partner of Buyer. The number of Operating Partnership Interests to be issued to Seller shall be that number of Operating Partnership Interests convertible into Shares having a Share Value as of the day preceding the Closing Date equal to the Purchase Price. For purposes of this Agreement, the term "Share Value" as of a particular day shall mean the average of the closing prices that a Share has traded for the five (5) trading days immediately preceding that particular day on the New York Stock Exchange (or, if Shares are not then traded on the New York Stock Exchange, then on the principal stock exchange on which Shares are then traded).

          (c) The term "Seller's Share" shall mean the percentage interest in Broadmorr transferred by Seller to Buyer at Closing hereunder.

          (d) In the event Buyer elects to receive the Purchase Price in OP Units (such event, a "Unit Election"):

              (1) The OP Units to be issued to Seller shall be subject to a Lock-Up Agreement to be executed at Closing by Buyer and Seller, substantially in the form attached hereto
                                      A-2
as Schedule 2, whereby Seller will not be permitted to transfer OP Units for one year after Closing, except as otherwise permitted under such agreement; and

                    (2) At or prior to Closing, the REIT, Seller and the other parties thereto shall enter into a Registration Rights Agreement and Exchange Rights Agreement substantially in the forms attached hereto as Schedules 3 and 4, respectively.


         XV.   Closing.
               -------

               (a) Closing shall be held on the date designated by Buyer by at least twenty (20) days prior written notice to Seller ("Closing Date") which shall be not less than thirty (30) days and not more than ninety (90) days following the Exercise Notice or the Acceptance Notice, except that in the case of an Acceptance Notice, if the Offer Notice shall have specified a date for Closing then the Closing Date shall be the date specified in the Offer Notice.

               (b) Closing is the event ("Closing") during which, among other things, Buyer shall pay the Purchase Price to Seller for the Hotel and Seller shall deliver to Buyer the Assignment (defined below) and such other documents or instruments as may be required pursuant to this Agreement (the "Closing Documents"). Buyer and Seller will, at or prior to the Closing, execute and deliver the Closing Documents required by Buyer and, pending the Closing, deposit such Closing Documents in escrow with Chicago Title Insurance Company, as escrow agent of Buyer (the "Escrow Agent").

               (c) In the event Buyer makes a Unit Election, the following deliveries shall be made at the Closing:

                    (1) Buyer shall cause to be delivered to the Escrow Agent,
(x) a certificate of the general partner of Buyer (the "General Partner") certifying that Seller has been or will be, effective as of the Closing, admitted as a limited partner of Buyer and that Buyer's books and records indicate or will indicate that Seller is the holder of the number of OP Units that represents the Purchase Price and (y) if such OP Units are represented by certificates, a certificate or certificates in the name of Seller representing the number of OP Units to which Seller is entitled; and

                    (2) upon receipt of the consideration set forth in clause
(1) above, the Escrow Agent will release the Closing Documents to Buyer and deliver to Seller, the certificates, if any, representing Seller's OP Units and, if requested by Seller, a copy of the General Partner's certificate referred to in clause (1).

               (d) Notwithstanding any other provision of this Agreement, Buyer may, in its sole discretion, elect not to consummate the contribution of the Partnership Interest as follows:

                    (1) in the event that Seller either identifies in its Assignment a breach of or other exception with respect to any of the representations, warranties or covenants contained in Paragraph 5 or has otherwise breached this Agreement,

                    (2) in the event that all authorizations, consents or approvals of any governmental or administrative agency or authority or any third party necessary in order to consummate the contribution of the Partnership Interest have not been delivered, or there exists an order or judgment enjoining, restraining or prohibiting, or assessing substantial damages in respect of such consummation, or there shall be any action or proceeding instituted or threatened in writing to enjoin, restrain, prohibit or assess substantial damages in respect of such consummation, or

                    (3) in the event Buyer and Seller shall not have agreed to lease the Hotel to a lessee acceptable to both parties,



then, Buyer shall, in lieu of the delivery with respect to Seller pursuant to
- ----
clause (c)(1) above, either (A) in the case of an election not to consummate the contribution of the Partnership Interest, notify the Escrow Agent of such election and direct the Escrow Agent to return Seller's Closing Documents to Seller, or (B) in all other cases, equitably adjust the delivery with respect to Seller pursuant to clause (c)(1) above, if applicable, to reflect the portion of the Partnership Interest with respect to which the contribution is actually being consummated, which adjustment shall be determined in Buyer's reasonable discretion, and shall in all events be binding upon Seller.

          4.   Documents to Be Delivered at the Closing.
               ----------------------------------------

               At or prior to the Closing, Seller shall execute, acknowledge where deemed desirable or necessary by Buyer, and deliver to the Escrow Agent, in addition to any other documents mentioned elsewhere herein, the following:

               (a) An assignment of the Partnership Interest (the "Assignment"), which assignment shall be in a form reasonably satisfactory to Buyer and Seller, shall contain a warranty of title that Seller owns the Partnership Interest free and clear of all Encumbrances (as defined below) and shall either (i) reaffirm the accuracy of all representations and warranties and the satisfaction of all covenants contained in Paragraph 5 hereof, or (ii) if such reaffirmation cannot be made, identify those representations, warranties and/or covenants contained in Paragraph 5 hereof which Seller can no longer make or comply with, represent that Seller has used reasonable efforts to take such actions as would permit Seller to make such representations and warranties and/or to comply with such covenants, and reaffirm the accuracy of all other representations and warranties and the satisfaction of all other covenants contained in Paragraph 5 hereof.

               (b) A certified copy of all appropriate corporate resolutions or partnership or trust actions authorizing the execution, delivery and performance by Seller of this Agreement and the Closing Documents.

          (c) A written certification ("FIRPTA Certificate") dated no earlier than ninety (90) days prior to the date of Closing, which certification shall be in compliance with the Act and the regulations thereunder that are imposed by the Foreign Investment in Real Property Tax Act ("FIRPTA") and certifying that the Seller is not a person or entity subject to withholding under FIRPTA and the Act, and containing Seller's tax identification number and address. Alternatively, Seller hereby certifies in compliance with FIRPTA (i) that it is not a foreign person, foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Act of FIRPTA, (ii) that its Taxpayer Identification Number is as set forth in Schedule 1 (or will be furnished prior to Closing), (iii) that his, her, or its address set forth in
Schedule 1 is correct, (iv) that it understands that this certification may be disclosed to the Internal Revenue Service, (v) that any false statement contained herein could be punished by fine, imprisonment, or both, and (vi) that it, under penalties of perjury, hereby declares that it has examined this certification and to the best of its knowledge and belief it is true, correct, and complete. An affidavit establishing an exemption from the withholding requirements of the), as amended. In the event Seller fails to provide such an affidavit, Buyer shall be entitled to withhold from the Purchase Price and pay to the Internal Revenue Service the sums required to be withheld pursuant to FIRPTA (and the amount so withheld shall be paid by Buyer to the Internal Revenue Service, in order for Buyer to comply with the provisions of Section 1445 of the Internal Revenue Code of 1986 or successor similar legislation, as the same may be amended hereafter).

          (d) Any state, county and city documentary stamp declarations or transfer or "gains" tax forms required in connection with the transfer of any of the Partnership Interest.

          (e)  Estoppel letters and required consents from the ground lessor.

          (f) The Lock-up Agreement, the Exchange Rights Agreement, the limited partnership agreement for Buyer (the "Partnership Agreement") and the Registration Rights Agreement.

          (g) Any other documents, agreements or instruments as Buyer shall reasonably request in order to assign, transfer and convey the Partnership Interest to Buyer as a contribution to capital and to otherwise effectuate the transactions contemplated hereby, including filings with any applicable governmental jurisdiction in which Buyer is required to file its partnership documentation.

      5.  Representations, Warranties and Covenants of Seller
          ---------------------------------------------------

      As a material inducement to Buyer to enter into the Agreement and to consummate the transactions contemplated hereby, Seller shall make to Buyer each of the representations and warranties set forth in this Paragraph 5. As a condition to Buyer's obligation to consummate the contribution of the Partnership Interest to Buyer, such representations and warranties must be true as of the Closing Date.

          (a)  Title to the Partnership Interests.  Seller owns beneficially and
               ----------------------------------
of record, free and clear of any claim, lien, pledge (except for pledges relating to the debt or equity financing of the Hotel (any such pledge, a "Permitted Pledge")), voting agreement, option, charge, security interest, mortgage, deed of trust, encumbrance, right of assignment, purchase right or other rights of any nature whatsoever (collectively, "Encumbrances"), and has full power and authority to convey free and clear of any Encumbrances, its Partnership Interest and, upon delivery of an Assignment by Seller conveying its Partnership Interest and delivery of the Purchase Price by Buyer for the Partnership Interest as herein provided, Buyer will acquire as a contribution to capital good and valid title thereto, free and clear of any Encumbrance, except Encumbrances created in favor of Buyer by the transactions contemplated hereby. The Partnership Interest has been validly issued and Seller has funded (or will fund before the same is past due) all capital contributions and advances to Broadmorr that are required to be funded or advanced prior to the date hereof and the date of the Closing. There are no agreements, instruments or understandings with respect to the Partnership Interest except as set forth in the joint venture agreement of Broadmorr. Seller has no interest, either direct or indirect, in Broadmorr except for the Partnership Interest. No Permitted Pledge will be in existence as of the date of the Closing, and Seller shall provide, at the Closing, such documentary evidence of the release of any Permitted Pledge as Buyer may reasonably request.

          (b)  Organization; Authority; No Conflicts.  Seller is a limited
               -------------------------------------
partnership, duly organized, validly existing and in good standing under the laws of the state of its organization. Seller has full right, authority, power and capacity: (i) to execute and deliver this Agreement, each Closing Document and each other agreement, document and instrument to be executed and delivered by or on behalf of Seller pursuant to this Agreement; (ii) to perform the transactions contemplated hereby and thereby; and (iii) to transfer, assign, convey and deliver all of the Partnership Interest to Buyer in accordance with this Agreement. All applicable corporate, partnership or trust action necessary for Seller to execute and deliver this Agreement, the Closing Documents and each other agreement, document and instrument executed by or on behalf of Seller pursuant to this Agreement, and to perform the transactions contemplated hereby and thereby, has been taken, or will be taken prior to the Closing Date. This Agreement, each Closing Document and each other agreement, document and instrument executed and delivered by or on behalf of Seller pursuant to this Agreement constitutes, or when executed and delivered will constitute, the legal, valid and binding obligation of Seller, each enforceable in accordance with its respective terms. Except for any breaches, violations or defaults which will be waived or cured, or discharged or repaid prior to or contemporaneously with the Closing, the execution, delivery and performance of this Agreement, the Closing Documents and each other agreement, document and instrument to be executed and delivered by or on behalf of Seller: (x) does not and will not violate Seller's charter and/or bylaws, partnership agreement or declaration of trust, as applicable; (y) does not and will not violate any foreign, federal, state, local or other laws applicable to Seller or require Seller to obtain any approval, consent or waiver of, or make any filing with, any person or authority (governmental or otherwise) that has not been obtained or made and which does not remain in effect; and (z) does not and will not result in a breach or a violation of, constitute a default under, accelerate any obligation under or give rise to a right of termination of, any indenture, deed of trust, mortgage, loan or credit agreement or any other agreement, contract, instrument, lease, permit, authorization, order, writ, judgment, injunction, decree, determination or arbitration award to which Seller is a party or by which the property of Seller is bound or affected, or result in the creation of any Encumbrance on any of the property or assets of Broadmorr.

          (c) Litigation.  Seller knows of no litigation or proceeding, either
              ----------
judicial or administrative, pending or overtly threatened, affecting all or any portion of the Partnership Interest or Seller's ability to consummate the transactions contemplated hereby. Seller knows of no outstanding order, writ, injunction or decree of any court, government, governmental entity or authority or arbitration against or affecting all or any portion of the Partnership Interest, which in any such case would impair Seller's ability to enter into and perform all of its obligations under this Agreement.

          (d) Bankruptcy.  Neither Broadmorr, to the best of Seller's knowledge,
              ----------
nor Seller (i) is in receivership or dissolution, (ii) has made a currently effective general assignment for the benefit of creditors or is currently subject to a written admission of its inability to pay its debts as they mature, or (iii) is currently an adjudicated bankrupt or currently has on file a petition in voluntary bankruptcy or a petition or answer seeking reorganization or an arrangement with creditors under the Federal bankruptcy law or any other similar law or statute of the United States or any jurisdiction and no such petition is currently on file against Seller or Broadmorr.

          (e) No Other Agreements.  Seller has made no agreement with, and will
              -------------------
not enter into any agreement with, and has no obligation (absolute or contingent) to, any other person or entity to sell, transfer, dispose of or in any way encumber any of the Partnership Interest or restricting in any way Seller's ability to contribute the Partnership Interest to Buyer or to enter into any agreement with respect to the Partnership Interest.

          (f) No Brokers.  Seller has not entered into, and covenants that it
              ----------
will not enter into, any agreement, arrangement or understanding with any person or entity which will result in the obligation of Buyer to pay any finder's fee, brokerage commission or similar payment in connection with the transactions contemplated hereby.

          (g) Survival.  It is a condition to the Closing that the
              --------
representations, warranties and covenants of Seller set forth in this Section 5 shall be true and correct on the Closing Date and shall survive the Closing for a period of one (1) year from the date of the Closing, and shall expire at such time, except for claims asserted by written notice given by or on behalf of Buyer at any time during the one year period to Seller alleging a breach of any representation or warranty.

          (h) Investment Representations and Warranties.
              -----------------------------------------

              In the event Seller makes a Unit Election, the following Investment representations, and warranties shall apply:

                     (1) Seller has received and reviewed a copy of the Private Placement Memorandum (the "Private Placement Memorandum") prepared in connection with the contribution of the Partnership Interest to Buyer (which Private Placement Memorandum includes a draft Registration Statement, the Summary of Partnership Agreement Provisions (the "Partnership Summary") and the Summary of Tax Matters (the "Tax Matters Summary"), and understands the risks of, and other considerations relating to, an investment in OP Units. Seller, by reason of its business and financial experience, together with the business and financial experience of those persons, if any, retained by it to represent or advise it with respect to its investment in OP Units, (i) has such knowledge, sophistication and experience in financial and business matters and in making investment decisions of this type that it is capable of evaluating the merits and risks of and of making an informed investment decision with respect to an investment in OP Units, (ii) is capable of protecting its own interest or has engaged representatives or advisors to assist it in protecting its interests and
(iii) is capable of bearing the economic risk of such investment. Seller is an "accredited investor" as defined in Rule 501 of the regulations promulgated under the Securities Act. If Seller has retained or retains a person to represent or advise it with respect to its investment in OP Units, Seller will advise Buyer of such retention and, at Buyer's request, Seller shall, prior to or at the Closing, (i) acknowledge in writing such representation and (ii) cause such representative or advisor to deliver a certificate to Buyer containing such representations as may be reasonably requested by Buyer.

          (2) Seller understands that an investment in Buyer involves substantial risks. Seller has been given the opportunity to make a thorough investigation of the proposed activities of Buyer and has been furnished with materials relating to Buyer and its proposed activities, including, without limitation, the Private Placement Memorandum, the Partnership Summary and the Tax Matters Summary. Seller has been afforded the opportunity to obtain any additional information requested by it. Seller has had an opportunity to ask questions of and receive answers from representatives of Buyer concerning Buyer and its proposed activities and the terms and conditions of an investment in OP Units. Seller has relied and is making its investment decision based upon the Private Placement Memorandum, the Partnership Summary, the Tax Matters Summary and other written information provided to Seller by or on behalf of Buyer and/or, as applicable, Seller's position as a director and/or executive officer of the Company.

          (3) The OP Units to be issued to Seller at the Closing will be acquired by Seller for its own account, for investment only and not with a view to, or with any intention of, a distribution or resale thereof, in whole or in part, or the grant of any participation therein. Seller was not formed for the specific purpose of acquiring an interest in Buyer.

          (4) Seller acknowledges that (i) the OP Units to be issued to Seller at the Closing have not been registered under the Securities Act or state securities laws by reason of a specific exemption or exemptions from registration under the Securities Act and applicable state securities laws and, if such OP Units are represented by certificates, such certificates will bear a legend to such effect, (ii) the Company's and Buyer's reliance on such exemptions is predicated in part on the accuracy and completeness of the representations and warranties of Seller contained herein, (iii) the OP Units to be issued to Seller at the Closing may not be resold or otherwise distributed unless registered under the Securities Act and applicable state securities laws, or unless an exemption from registration is available, (iv) there is no public market for such OP Units, and (v) Buyer has no obligation or intention to register such OP Units under the Securities Act or any state securities laws or to take any action that would make available any exemption from the registration requirements of such laws, except as provided in the Registration Rights Agreement. Seller hereby acknowledges that because of the restrictions on transfer or assignment of such OP Units to be issued hereunder which will be set forth in the Partnership Agreement and in the Lock-up Agreement, Seller may have to bear the economic risk of the investment commitment evidenced by this Agreement and any OP Units issued hereunder for an indefinite period of time, although (x) under the terms of the Exchange Rights Agreement, as it will be in effect at the time of the initial public offering (the "IPO"), OP Units will be exchangeable at the request of the holder thereof at any time after the first anniversary of their issuance for cash based on their fair market value or, at the option of the Company, for shares of common stock (the "Common Stock") and (y) the holder of any such Common Stock issued upon exchange of OP Units will be afforded certain rights to have such Common Stock registered under the Securities Act and applicable state securities laws pursuant to the Registration Rights Agreement.

          (5) The Units are being acquired for Seller's investment and not for resale to others. Seller agrees that it will not sell or otherwise transfer the Units unless they are registered under the Securities Act or unless an exemption from such registration is available. Seller represents that it has adequate means of providing for its current needs and possible contingencies, and that it has no need for liquidity of the investment.

          (6) It is understood that all documents, records and books pertaining to the investment have been made available for inspection by Seller's attorney or the Seller's accountant or Seller's offeree representative and Seller, and that the books and records of Buyer will be available upon reasonable notice, for inspection by Seller at reasonable hours at its principle place of business.

          (7) The address set forth under Seller's name in Schedule 1 is the address of Seller's principal place of business or, if a natural person, the address of Seller's residence, and Seller has no present intention of becoming a resident of any country, state or jurisdiction other than the country and state in which such principal place of business or residence is sited.

     (i)  Covenant to Remedy Breaches.  Each Seller covenants to use all
          ---------------------------
reasonable efforts within its control (i) to prevent the breach of any representation or warranty of Seller hereunder, (ii) to satisfy all covenants of Seller hereunder and (iii) to promptly clear any breach of a representation, warranty or covenant of Seller hereunder upon its learning of same.


      6.  Representations, Warranties and Covenants of Buyer
          --------------------------------------------------

      As a material inducement to each Seller to enter into this Agreement and to consummate the transactions contemplated, Buyer shall make to Seller each of the representations and warranties set forth in this Paragraph 6, which representations and warranties shall be true as of the date of execution and as of the Closing.

      (a)  Authority.  Buyer is a limited partnership duly organized, validly
           ---------
existing and in good standing under the laws of the state of Delaware. Buyer has full right, authority, power and capacity: (i) to execute and deliver this Agreement, each Closing Document to which it is a party and each other agreement, document and instrument to be executed and delivered by or on behalf of it pursuant to this Agreement; (ii) to perform the transactions contemplated hereby and thereby; and (iii) to issue OP Units to each Seller pursuant to and in accordance with the terms of this Agreement. This Agreement, each Closing Document to which Buyer is a party and each agreement, document and instrument executed and delivered by Buyer pursuant to this Agreement constitutes, or when executed and delivered will constitute, the legal, valid and binding obligation of Buyer, each enforceable in accordance with its respective terms. The execution, delivery and performance of this Agreement, each Closing Document to which Buyer is a party and each such agreement, document and instrument by
Buyer: (x) does not and will not violate the Partnership Agreement; (y) does not and will not violate any foreign, federal, state, local or other laws applicable to Buyer or require Buyer to obtain any approval, consent or waiver of, or make any filing with, any person or authority (government or otherwise) that has not been obtained or made and which does not remain in effect; and (z) does not and will not result in a breach or a violation of, constitute a default under, accelerate any obligation under or give rise to a right of termination of, any indenture, deed of trust, mortgage, loan or credit agreement, any other material agreement, contract, instrument, lease, permit or authorization, or any order, writ, judgment, injunction, decree, determination or arbitration award to which Buyer is a party or by which the property of Buyer is bound or affected.

          (b)  No Brokers.  Buyer has not entered into, and covenants that it
               ----------
will not enter into, any agreement, arrangement or understanding with any person or entity which will result in the obligation of any Seller to pay any finder's fee, brokerage commission or similar payment in connection with the transactions contemplated hereby.

          (c)  Investment Representations and Warranties.
               -----------------------------------------

                 In the event Seller makes a Unit Election, the following Investment representations, and warranties shall apply:

                    (1) The Units to be issued to Seller at Closing will have been duly and validly authorized and issued, free of any preemptive or similar rights, and be fully paid and nonassessable, without any obligation to restore capital except as required by the Delaware Revised Uniform Limited Partnership Act (the "Delaware Act"). As a holder thereof, Seller shall be admitted as a limited partner of the Partnership entitled to all of the rights and protections of a limited partner under the Delaware Act and the provisions of the Partnership Agreement, with the same rights, preferences and privileges as all existing limited partners on a pari passu basis.

                    (2) Except as set forth in the Partnership Agreement, the Lock-Up Agreement and the Supplemental Representations and Warranties Agreement or any pledge agreement required to be executed thereunder, and subject to federal and state securities laws, none of the Units, when delivered to Seller, will be subject to any Encumbrance.

                    (3) At Closing, the REIT will have the full legal right, power and authority to enter into the Registration Rights Agreement and the Exchange Rights Agreement and to consummate the transactions contemplated therein. The Registration Rights Agreement and the Exchange Rights Agreement will be duly authorized by all necessary corporate action on the part of and will constitute the valid and binding obligation of the REIT, enforceable in accordance with its terms. Buyer will have the full right, power and authority to enter into the Lock-Up Agreement and its execution will be duly authorized by all necessary partnership action.

          (4) The Partnership Agreement and any partnership amendment will constitute valid and binding obligations of affiliates of the REIT who will be partners therein, enforceable in accordance with their terms.

          (5) Each consent, approval, authorization, order, license, certificate, permit, registration, designation or filing by or with any governmental agency or body necessary for the valid authorization, issuance, sale and delivery by the Buyer of the Units, the valid authorization, issuance, sale and delivery of any shares of Common Stock that may be issued by the REIT upon any exchange of the Units, and the execution, delivery and performance of the Registration Rights Agreement by the REIT (other than complying with applicable securities laws and regulations), will have been made or obtained and will be full force and effect.

          (6) Neither the issuance or sale and delivery by Buyer of the Units, nor the issuance, sale and delivery by REIT of any shares of Common Stock that may be issued upon any exchange of the Units, nor the execution, delivery and performance of the Registration Rights Agreement, will conflict with or result in a breach or violation of any of the terms and provisions of, or (with or without the giving of notice or passage of time or both) constitute a default under the certificate of incorporation or by-laws of the REIT or the certificate of limited partnership or the Partnership Agreement of Buyer; any indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which the REIT or Buyer is a party or to which any of them, any of their respective properties or other assets or any hotel is subject; or any applicable statute, judgment, decree, rule or regulation of any court or governmental agency or body applicable to any of the foregoing or any of their respective properties (other than compliance with the securities laws and regulations); or result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the REIT or Buyer.

        7.  Further Assurances.  The parties hereto will, at or prior to
            ------------------
the Closing, or at any time or from time to time thereafter, upon request of either party, execute such additional instruments, documents or certificates as either party deems reasonably necessary in order to effectuate the transactions contemplated hereby.


        8.  Apportionments.
            --------------

        Distributions to the venturers of Broadmorr with respect to the fiscal year of Broadmorr in which Closing occurs will be pro-rated between Seller and Buyer on a per diem basis promptly following the close of such fiscal year and
           --------
the making of the final distribution with respect to such fiscal year by Broadmorr. Buyer will be credited with the day of Closing, and will be entitled to receive from Broadmorr all distributions made by it on and after the day of Closing with respect to the Partnership Interest acquired by Buyer at Closing. If either party has received distributions with respect to such fiscal year in excess of such party's share determined on a per
                                             ---
diem basis, such party will pay such excess to the other promptly following the
- ----
close of such fiscal year and the determination of such excess.

          9.   Buyer's Default.
               ---------------

          If Buyer defaults under this Agreement at or prior to Closing by failing to complete Closing in accordance with the terms of this Agreement or in any other respect, then on the date specified for Closing (or sooner in the event of an anticipatory breach) Buyer's Purchase Option and Right of First Offer with respect to the Partnership Interest shall terminate and Seller shall have no further recourse against Buyer, provided, however, that if this Agreement shall have resulted from the issuance by Seller of an Offer Notice and the issuance by Buyer of an Acceptance Notice, then in addition to the termination of Buyer's Purchase Option and Right of First Offer as to the Partnership Interest, the liability of Buyer for default shall be the liability, if any, specified in the Offer Notice.

          10.  Seller Default.
               --------------

          If Seller shall fail or be unable to perform in accordance with this Agreement, then Buyer, shall have the right as its sole and exclusive remedies to revoke the Exercise Notice or Acceptance Notice, or to obtain specific performance of Seller's obligations hereunder and Seller expressly acknowledges that its Partnership Interest is unique and that specific performance is an appropriate remedy for Seller's default hereunder.

          11.  Fire or Other Casualty.
               ----------------------

          In the event that the Hotel shall be damaged or destroyed by fire, vandalism or other casualty prior to the completion of Closing, Buyer may choose to complete Closing hereunder or Buyer may withdraw its Acceptance Notice or Exercise Notice. Following Buyer's Acceptance Notice or Exercise Notice, Seller will cause Broadmorr to maintain in effect through Closing its policies of property insurance with respect to the Hotel. Seller shall give Buyer written notice of any such casualty within three (3) days after the occurrence thereof, Buyer shall notify Seller of its election within ten (10) business days of Seller's notice.

          12.  Preparation of Assignment.
               -------------------------

          The Assignment shall be prepared and, if necessary, recorded at the expense of Buyer. At least ten (10) days prior to the Closing Date, Buyer shall submit the Assignment to Seller.

          13.  Buyer's Right of Entry; Due Diligence Period.
               --------------------------------------------

          (a) Buyer and Buyer's agents, consultants and representatives, shall have the right, from time to time, after giving the Acceptance Notice or the Exercise Notice, during usual business hours, to enter upon (with the approval of Broadmorr, which approval Seller will use commercially reasonable efforts to obtain, but Seller shall not be required to pay money or other consideration to obtain such approvals except that Seller will pay normal fees and expenses of counsel and such normal overhead costs as may be necessary) the Hotel for the purpose of inspection, preparation of plans, making of test borings, taking of measurements, making of surveys and generally for the reasonable ascertainment of the condition of the Hotel; provided, however, that Buyer shall (i) give Seller prior written notice of the time and place of such entry and permit a representative of Seller to accompany Buyer; (ii) restore any or replace with appropriate material any soil or other material removed during, such test borings; (iii) indemnify, defend and save Seller harmless from and against any and all liabilities which Seller may suffer by reason of such entry prior to Closing; and (iv) not enter into any space leased to third parties or communicate with any tenant without Seller's prior written consent. With respect to environmental matters, at Buyer's sole option, such investigation may include, without limitation, such testing of the soil, groundwater, building components, tanks, containers and equipment at the Hotel, as applicable, as Buyer or Buyer's agents, consultants or representatives shall deem necessary or appropriate to confirm the condition of the Hotel and the compliance of the operations conducted thereon.

          (b) Prior to permitting any party to enter the Hotel prior to Closing for the purpose of performing any services or supplying any materials for which such party could claim a mechanic's lien against the Hotel or any part thereof, Buyer shall cause to be delivered releases of mechanic's liens in form reasonably satisfactory to Seller.

          (c) At any time prior to sixty (60) days following the Exercise Notice (the "Due Diligence Period"), Buyer may revoke its Exercise Notice by written notice to Seller, whereupon the Purchase Option and the Right of First Offer/Refusal will terminate as to the Partnership Interest. If this Agreement shall have resulted from the issuance by Seller of an Offer Notice and the issuance by Buyer of an Acceptance Notice, then the Due Diligence Period, if any, and Buyer's termination right, if any, shall be as set forth in the Offer Notice. Within fifteen (15) days following the Acceptance Notice or the Exercise Notice (or such shorter time, if any, as may have been provided for in the Offer Notice), Seller will furnish to Buyer the Rent Roll and copies of all of the leases and agreements to lease (the "Leases"), service agreements (the "Service Agreements"), the Courtyard by Marriott License Agreement (the "License Agreement") and all plans, specifications, permits and approvals, architects' contracts, construction contracts (collectively, the "Development Related Agreements") then in effect with respect to the Hotel as of the date of the Acceptance Notice or the Exercise Notice, together with a certificate representing and warranting that there are no material inaccuracies in the Rent Roll and that the copies of the Leases, Service Agreements, License Agreement and Development Related Agreements are true, correct and complete.

     14.  Condemnation.
          ------------

          If any part or parts of the Hotel shall be taken by the exercise of the power of eminent domain, this Agreement shall continue in full force and effect and there shall be no adjustment of the Purchase Price. With respect to any such taking after the date of this Agreement, Seller shall furnish to Buyer a copy of the declaration of taking promptly after Seller's receipt thereof. Buyer shall notify Seller of its election within ten (10) business days of Seller's notice.


     15.  Condition of the Hotel.
          ----------------------

          (a) The entire agreement between Seller and Buyer with respect to the Partnership Interest and the sale thereof is expressly set forth in this Agreement, and the parties are not bound by any agreement, understandings, provisions, conditions, representations or warranties other than as are expressly set forth in this Agreement. Without in any manner limiting the generality of the foregoing, Buyer acknowledges that at the expiration of the Due Diligence Period, it and its representatives will have fully inspected the Hotel and the Service Agreements and the Leases, will then be fully familiar with the physical and financial condition thereof, and that the Partnership Interest shall have been purchased by Buyer in an "as is" and "where is" condition as a result of such inspection and investigations and not in reliance on any agreement, understanding, condition, warranty or representation made by Seller or any agent or employee of Seller (except as expressly elsewhere provided in this Agreement) as to the condition thereof, as to any permitted use thereof, or as to the income or expense in connection therewith, or as to any other matter in connection therewith; and Buyer further acknowledges that no Seller nor any party acting on behalf of Seller has made or shall be deemed to have made any such agreement, condition, representation or warranty, except as expressly set forth in this Agreement.

          (b) Between the date of the Exercise Notice or the Acceptance Notice and the Closing, Seller shall cause Broadmorr to make all repairs to the Hotel required to maintain them in the same condition as they are as of the date of the Acceptance Notice or the Exercise Notice, as said condition shall be changed by wear and tear, eminent domain, damage by fire or other casualty, or vandalism.

     16.  Buyer's Indemnity.
          -----------------

          Subject to the limitation on liability set forth herein, Buyer agrees to indemnify, defend (with counsel mutually acceptable to Buyer and Seller) and hold Seller harmless against and with respect to the following:

          (a) any loss or damage to Seller, subsequent to the Closing Date, resulting from any inaccuracy in or breach of any representation or warranty of Buyer or resulting from any breach or default by Buyer of any obligation of Buyer under this Agreement or from liabilities incurred by Buyer, or the Hotel after the Closing; and

          (b) all costs and expenses, including reasonable attorneys' fees, related to any actions, suits or judgments incident to any of the foregoing.

          The provisions of this Section shall survive Closing.

     17.   Limitation on Liability.
           -----------------------

     The parties acknowledge that this Agreement and all documents, agreements, understandings and arrangements relating to the transactions contemplated by this Agreement to be executed or undertaken by Buyer which have been executed by one or more officers of its general partner have been or will be so executed in his/her capacity as an officer of its general partner, and not individually, and none of the partners, officers or employees of Buyer nor any of the directors, officers, shareholders or employees of its general partner or the REIT (in their capacities as directors, officers, shareholders or employees of such corporation) shall be bound or have any personal liability hereunder or thereunder except as shall arise from the gross negligence or willful misconduct thereof. Seller shall look solely to the assets of Buyer for satisfaction of any liability of Buyer in respect of this Agreement and all documents, agreements, understandings and arrangements relating to this transaction and will not seek recourse or commence any action against any of the partners, officers or employees of Buyer nor any of the director, officers, shareholders or employees of the REIT or any of their personal assets for the performance or payment of any obligation hereunder or thereunder except as shall arise from the gross negligence or wilful misconduct thereof.

     18.   Seller's Indemnity.
           ------------------

     Subject to the limitation on liability set forth in Section 5(g) hereof, Seller agrees to indemnify, defend (with counsel mutually acceptable to Buyer and Seller) and hold Buyer harmless against and with respect to any loss or damage to Buyer subsequent to the Closing Date, resulting from any inaccuracy in or breach of any representation or warranty of Seller or resulting from any breach or default by Seller of any obligation of such Seller under this Agreement, as well as all costs and expenses, including reasonable attorneys' fees, related to any actions, suits or judgments incident to any of the foregoing. The provisions of this Section survive Closing.

     19.   Notice of Claims.
           ----------------

     Seller and Buyer, as applicable, shall promptly notify the other in the event any claim is made against Seller or Buyer as to which the other party has agreed to indemnify and the indemnitor shall thereupon undertake to defend and hold the indemnitee harmless therefrom. This provision shall survive Closing.

                                   Schedule 1
                                   ----------


Name of Seller                                Partnership Interest
- --------------                                --------------------

BROADWAY MORRISON LIMITED PARTNERSHIP                   50%

Address of Seller
- -----------------

c/o Virtual Hospitality, Inc.
3860 W. Northwest Highway, Suite 300
Dallas, TX 75220
Attn:  Bruce G. Wiles

Tax Identification Number
- -------------------------

75-2611038